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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pzena Investment Management, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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April 15, 2011

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Pzena Investment Management, Inc. The meeting will be held at 10:00 a.m. local time on Tuesday, May 17, 2011 at our offices located at 120 West 45th Street, 20th Floor, New York, New York 10036.

        The attached Notice of Annual Meeting of Stockholders and Proxy Statement describes the formal business to be transacted at the meeting. Our directors and executive officers will be present at the meeting to respond to questions from our stockholders.

        All holders of record of the Company's shares of common stock outstanding as of the close of business on March 24, 2011 will be entitled to vote at the Annual Meeting.

        Please sign and return the enclosed proxy card promptly in the postage-paid envelope.

Sincerely,

Richard S. Pzena Chairman Chief Executive Officer Co-Chief Investment Officer

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 17, 2011

        Notice is hereby given that the Annual Meeting of Stockholders of Pzena Investment Management, Inc. will be held at 10:00 a.m. local time at our offices located at 120 West 45th Street, 20th Floor, New York, New York 10036, for the following purposes:

  I.
  Election of seven directors to our Board of Directors;

  II.
  Ratification of the appointment of KPMG LLP as independent auditors for our Company for our fiscal year ended December 31, 2011;

  III.
  An advisory (non-binding) vote approving the compensation of our named executive officers;

  IV.
  An advisory (non-binding) vote on the frequency of the advisory vote approving the compensation of our named executive officers; and

  V.
  Transaction of such other business as may properly come before the Annual Meeting and any and all adjournments and postponements of the Annual Meeting.

        You must have owned shares of the Company's common stock as of the close of business on March 24, 2011 in order to be entitled to receive notice of, and to vote on, all matters presented at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we ask you to please complete, sign and return the enclosed proxy card.

By order of the Board of Directors,

Joan F. Berger Corporate Secretary

New York, New York
April 15, 2011

i

PZENA INVESTMENT MANAGEMENT, INC.
120 West 45th Street
New York, New York 10036

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held at 10:00 a.m. on May 17, 2011

        In this Proxy Statement, "we," "our," and "us" refers to Pzena Investment Management, Inc. (also referred to as the "Company") and its consolidated subsidiaries.

THE ANNUAL MEETING

        We are furnishing this Proxy Statement to the stockholders of Pzena Investment Management, Inc. as part of the solicitation of proxies by the Board of Directors for use at the Annual Meeting. The Chairman's letter, the Notice of Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card for holders of common stock and the accompanying Annual Report on Form 10-K for our fiscal year ended December 31, 2010, are first being mailed to stockholders on or about April 15, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 17, 2011.

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available at www.pzena.com/proxy.

 Date, Time and Place

        We will hold the Annual Meeting of Stockholders on Tuesday, May 17, 2011, at 10:00 a.m. local time, at our offices located at 120 West 45th Street, 20th Floor, New York, New York 10036.

Proposals to be Considered at the Annual Meeting

        At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

  I.
  Election of seven directors to our Board of Directors;

  II.
  Ratification of the appointment of KPMG LLP as independent auditors for our Company for our fiscal year ending December 31, 2011;

  III.
  An advisory (non-binding) vote approving the compensation of our named executive officers;

  IV.
  An advisory (non-binding) vote on the frequency of the advisory vote approving the compensation of our named executive officers; and

  V.
  Transaction of such other business as may properly come before the Annual Meeting and any and all adjournments and postponements of the Annual Meeting.

Who Can Vote

        You are entitled to vote if you were a holder of record of the common stock of our Company as of the close of business on March 24, 2011 (the "Record Date"). Your shares can be voted at the meeting only if you are present or represented by a valid proxy card.

        All holders of common stock as of the Record Date will be entitled to vote for the election of seven directors to be elected at the Annual Meeting and upon the ratification of our independent auditors, and will be entitled to cast the advisory (non-binding) votes approving the compensation of our named executive officers and the frequency of the advisory vote approving the compensation of our named executive officers. A list of the stockholders of record of the common stock of our Company as of the Record Date will be available for examination during ordinary business hours, for any purpose germane to the Annual Meeting, at our offices located at 120 West 45th Street, 20th Floor, New York, New York 10036, for a period of at least ten days before the Annual Meeting.

Shares Outstanding and Entitled to Vote; Quorum

        As of the Record Date, there were 9,367,659 shares of Class A common stock outstanding and 55,204,610 shares of Class B common stock outstanding. Each holder of Class A common stock as of the Record Date who is represented at the Annual Meeting shall be entitled to cast one vote for each share of Class A common stock held. Each holder of Class B common stock as of the Record Date who is represented at the Annual Meeting shall be entitled to cast five votes for each share of Class B common stock held. The holders of our Class A and Class B common stock, voting together, are entitled to elect the directors, ratify the appointment of the independent auditors, approve (on a non-binding basis) the compensation of our named executive officers and vote (on a non-binding basis) on the frequency of the advisory vote approving the compensation of our named executive officers.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the transaction of business at the Annual Meeting.

Vote Required

        If a quorum is present, a nominee for election to a position on the Board of Directors will be elected as a director if he receives a plurality of the votes cast at the Annual Meeting.

        If a quorum is present, the ratification of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2011 will require the vote of the holders of a majority of the total number of votes of the common stock represented at the meeting and entitled to vote.

        The advisory vote on our executive compensation and the advisory vote on the frequency of the advisory vote on our executive compensation are advisory and non-binding. However, the Board of Directors will consider stockholders to have approved the compensation of our named executive officers if the number of votes cast "for" that proposal constitutes a majority of the total number of votes of the common stock represented at the meeting and entitled to vote. The Board of Directors will consider stockholders to have approved the frequency option for advisory votes on the compensation of our named executive officers that receives the most votes.

        We have retained American Stock Transfer & Trust Company, the transfer agent for our Class A common stock, to tabulate the votes at the Annual Meeting.

Effect of Abstentions, Withheld Votes and Broker Non-Votes

        Shares of stock represented by properly executed proxies that reflect abstentions, withheld votes and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum. "Broker non-votes" are proxies received from brokers or other nominees for the beneficial owners of the shares in which the broker or nominee votes on some matters, but not on others because it does not have discretionary authority to vote and has not received voting instructions from the beneficial owner of the shares. Withheld votes and broker non-votes will have no effect on the outcome of the vote on the election of directors. However, abstentions and broker non-votes will have the effect of a vote against the proposal to ratify the appointment of our independent auditors, and a vote against the non-binding vote to approve the compensation of our named executive officers. Abstentions and broker non-votes will not affect the outcome of the advisory vote on the frequency of the advisory vote approving the compensation of our named executive officers. Uninstructed shares with regards to the advisory vote on the frequency of the advisory vote on executive compensation will be voted FOR a three-year frequency.

 Voting by Directors and Executive Officers

        At the close of business on the Record Date, our Company's executive officers and directors owned and were entitled to vote an aggregate of 631,611 shares of Class A common stock and 39,785,273 shares of Class B common stock, which represented approximately 69.9% of the combined voting power of the outstanding shares of common stock of our Company. Each of our executive officers and directors has indicated his present intention to vote his shares of common stock for the election of the directors named herein, for the ratification of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2011, and for the approval of the compensation of our named executive officers. In addition, each of our executive officers and directors has indicated his present intention to vote his shares of common stock for three years in the vote on the frequency of the advisory vote approving the compensation of our named executive officers. Accordingly, the election of the directors named herein, the ratification of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2011, and the approval of the compensation of our named executive officers are assured and, in the vote on the frequency of the advisory vote approving the compensation of our named executive officers, the option to have the vote every three years will receive the most votes.

How You Can Vote

        Registered Holders.    If you are a registered holder of shares of our common stock (i.e., your name is listed on our transfer agent's books as being held directly by you), you may vote in person at the Annual Meeting. If you vote in person at the Annual Meeting, you will be asked to complete a proxy card and submit it to the Chairman of the meeting.

        If you are a registered holder, you may also vote by proxy at the Annual Meeting. To vote by proxy, simply mark your proxy card with respect to the proposals to be voted upon, date and sign it, and return it in the postage-paid envelope provided. All shares entitled to vote and represented by properly executed proxy cards that are received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards.

        Registered holders will not be able to vote by telephone or via the internet.

        Beneficial Holders.    If you are not the holder of record of your shares (i.e., they are held in the name of a broker, bank or other nominee), you will receive a voting card from your broker, bank or other nominee (or an agent acting on behalf of such institution) that you must return to your broker, bank or other nominee or its agent in order for your shares to be voted. Your shares will then be voted by proxy by your broker, bank or other nominee. Alternatively, if you are not a holder of record of your shares, you will be entitled to vote electronically through the Internet or by telephone by following the instructions on the voting card that you receive from your broker, bank or other nominee (or an agent acting on behalf of such institution).

        If your shares of common stock are held by a broker, bank or other nominee and you wish to vote those shares in person at the Annual Meeting, you must obtain from the nominee holding your shares a properly executed legal proxy, identifying you as a stockholder of our Company, authorizing you to act on behalf of the nominee at the Annual Meeting and specifying the number of shares with respect to which the authorization is granted.

 Effect of Not Casting Your Vote

        Registered Holders.    If you a registered holder of shares of our common stock and you do not cast your vote, either in person or by proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

        Beneficial Holders.    If you are a beneficial holder whose shares are held in the name of a broker, bank or other nominee, it is critical that you cast your vote if you want it to count in the election of directors, on the vote on the compensation of our named executive officers, and in the vote on the frequency of the advisory vote approving the compensation of our named executive officers. Your bank or broker is not allowed to vote your uninstructed shares on these proposals on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, in the vote to approve the compensation of our named executive officers, and in the vote on the frequency of the advisory vote approving the compensation of our named executive officers, no votes will be cast on your behalf.

        Your bank or broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the independent auditors.

Voting of Proxies

        Where a signed proxy card is returned, but no specific instructions are indicated, your shares will be voted as follows:

  •
  FOR the nominees to the Board of Directors listed in this proxy statement and on the proxy card;

  •
  FOR the ratification of KPMG LLP as independent auditors for our Company for our fiscal year ending December 31, 2011;

  •
  FOR approval of the compensation of our named executive officers; and

  •
  FOR every three years in the vote on the frequency of the advisory vote approving the compensation of our named executive officers.

        Proxy cards marked as abstaining or withholding a vote will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as a vote cast in respect of any matter as to which abstinence or withholding a vote is indicated.

Revocation of Proxy Card

        If you vote by proxy card, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by:

  •
  signing a written notice of revocation, dated later than the proxy card, and returning it to us, at 120 West 45th Street, 20th Floor, New York, New York 10036 (Attention: Corporate Secretary), prior to the Annual Meeting;

  •
  signing another proxy card with a later date and returning it to us, at 120 West 45th Street, 20th Floor, New York, New York 10036 (Attention: Corporate Secretary), prior to the Annual Meeting; or

  •
  attending the Annual Meeting in person and casting a ballot (although attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy card).

        If you are a beneficial holder whose shares are held in the name of a broker, bank or other nominee, and you vote by the internet or by telephone, you may vote again at a later date, using the same procedure, in which case the later submitted vote will be recorded and the earlier vote revoked.

 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our Class A common stock and Class B common stock by the following persons as of the Record Date (except as otherwise noted):

  •
  each of our named executive officers, as such term is defined in "Executive Compensation—Summary Executive Compensation";

  •
  each of our directors and nominees for director;

  •
  all of our executive officers and directors as a group; and

  •
  each person, or group of affiliated persons, known to us to beneficially own more than 5% of our Class A common stock or Class B common stock.

        The information as to the number of shares beneficially owned by the individuals and entities listed below is derived from reports filed with the Securities and Exchange Commission (the "SEC") by such persons and Company records. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying options and warrants that are exercisable within 60 days of the Record Date are considered to be outstanding. However, the numbers in the percent of combined voting power column do not give effect to any options or warrants held by the persons listed in the table. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

        The address for those individuals for which an address is not otherwise indicated is: c/o Pzena Investment Management, Inc., 120 West 45th Street, New York, New York 10036.

	Class A Shares Beneficially Owned(1)			Class B Shares Beneficially Owned(1)
Name of Beneficial Owner	Number of Shares		Percent(2)	Number of Shares		Percent(3)	Percent Combined Voting Power(1)
Richard S. Pzena	106		*	24,928,620	(4)(5)	45.0	43.3
Gregory S. Martin	—		—	52,500	(6)	*	*
John P. Goetz	—		—	6,351,755	(4)(7)	11.5	10.8
William L. Lipsey	—		—	5,737,910	(4)(8)	10.4	9.7
Steven M. Galbraith	41,582	(9)	*	—		—	*
Joel M. Greenblatt	40,582	(9)	*	247,708	(10)	*	*
Richard P. Meyerowich	40,582	(9)	*	—		—	*
Ronald W. Tysoe	34,710	(9)	*	—		—	*
All executive officers and directors as a group (10 persons)	870,765	(11)	8.4	40,969,693	(12)	72.7	69.9(13)
Cacti Asset Management, LLC(14)	872,843		9.3	—		—	*
6355 Peachtree Road, Suite 101
Atlanta, GA 30319
Kinetics Asset Management, Inc.(15)	761,187		8.1	—		—	*
470 Park Avenue South, 4th Floor
New York, NY 10016
Keeley Asset Management Corp.(16)	729,000		7.8	—		—	*
401 South Lasalle Street
Chicago, IL 60605

*
Less than 1%

(1)
Each share of our Class A common stock is entitled to one vote per share and each share of our Class B common stock is entitled to five votes per share, for so long as the number of shares of our Class B common stock outstanding constitutes at least 20% of the total number of shares of our common stock outstanding.

(2)
Based on 9,367,659 shares of Class A common stock outstanding as of March 24, 2011.

(3)
Based on 55,204,610 shares of Class B common stock outstanding as of March 24, 2011.

(4)
Includes options to purchase 200,000 membership units in our operating company that are currently exercisable and which, upon exercise, will entitle the named executive officer to the same number of shares of our Class B common stock.

(5)
Includes 6,258,600 shares of our Class B common stock directly held by certain trusts established by Mr. Pzena for estate planning purposes. Mr. Pzena may be deemed to beneficially own the shares of our Class B common stock that are directly held by these trusts because, pursuant to the terms of the applicable trust agreements, he may be considered to share dispositive power over securities held by these trusts, along with their respective trustees. Mr. Pzena disclaims beneficial ownership of the shares of Class B common stock held by these trusts.

(6)
Includes options to purchase 30,000 membership units in our operating company that are currently exercisable and which, upon exercise, will entitle Mr. Martin to the same number of shares of our Class B common stock.

(7)
Includes 708,970 shares of Class B common stock held directly by estate planning vehicles established by the executive officer for the benefit of his family members. The executive officer disclaims beneficial ownership of all shares of Class B common stock directly held by the applicable vehicle.

(8)
Includes 1,281,250 shares of Class B common stock held directly by estate planning vehicles established by the executive officer for the benefit of his family members. The executive officer disclaims beneficial ownership of all shares of Class B common stock directly held by the applicable vehicle.

(9)
Includes 18,122 shares of Phantom Stock, each share of which is the economic equivalent of one share of our Class A common stock. The shares of Phantom Stock become payable in a single distribution of an equal number of shares of Class A common stock at such time as elected by each non-employee director at the time such deferral was elected pursuant to Section 3.4 of the Director Plan.

(10)
Includes 82,200 shares of Class B common stock held directly by family members of Mr. Greenblatt. Mr. Greenblatt disclaims beneficial ownership of all shares of Class B common stock directly held by his family members.

(11)
Includes an aggregate of 72,488 shares of Phantom Stock, the terms of which are described in footnote (9) above, as well as options to purchase 166,666 shares of Class A common stock which are currently exercisable.

(12)
Includes options to purchase an aggregate of 1,184,420 membership units in our operating company that are currently exercisable and which, upon exercise, will entitle the holders to purchase the same number of shares of our Class B common stock. Also includes shares of Class B common stock held by estate planning vehicles and family members of certain executive officers and directors as to which beneficial ownership is disclaimed.

(13)
Excludes 72,488 shares of Phantom Stock, the terms of which are described in footnote (9) above.

(14)
The number of shares owned is based on information included in the Form 13G/A filed by Cacti Asset Management, LLC, and its related persons and entities, with the SEC on January 4, 2011. According to the Form 13G/A, Cacti Asset Management, LLC has sole dispositive power over 872,843 shares of our Class A common stock, shared dispositive power over zero shares of our Class A common stock, sole voting power of over 872,843 shares of our Class A common stock and shared voting power over zero shares of our Class A common stock.

(15)
The number of shares owned is based on information included in the Form 13G filed by Kinetics Asset Management, Inc. ("Kinetics"), with the SEC on November 24, 2009. The Form 13F filed by Kinetics on February 10, 2011 indicates that it holds 487,556 shares (5.2%) of our Class A common stock as of December 31, 2010. According to the Form 13G filed on November 24, 2009, Kinetics has sole dispositive power over 761,187 shares of our Class A common stock, shared dispositive power over zero shares of our Class A common stock, sole voting power of over 761,187 shares of our Class A common stock and shared voting power over zero shares of our Class A common stock.

(16)
The number of shares owned is based on information included in the Form 13G/A filed by Keeley Asset Management Corp., and its related persons, with the SEC on February 7, 2011. According to the Form 13G/A, Keeley Asset Management Corp. has sole dispositive power over 729,000 shares of our Class A common stock, shared dispositive power over zero shares of our Class A common stock, sole voting power of over 729,000 shares of our Class A common stock and shared voting power over zero shares of our Class A common stock.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the Annual Meeting, seven directors are to be elected to serve for a term of one year. The seven nominees for director are:

    Richard S. Pzena
    John P. Goetz
    William L. Lipsey
    Steven M. Galbraith
    Joel M. Greenblatt
    Richard P. Meyerowich
    Ronald W. Tysoe

        All of the nominees, with the exceptions of Messrs. Goetz and Lipsey, are currently members of our Board of Directors. The Board of Directors determined to increase the size of the Board by two members, from five to seven members, to accommodate the inclusion of Messrs. Goetz and Lipsey, our two Presidents, whom the Nominating and Corporate Governance Committee believes possess expertise valuable to the Board, including extensive knowledge of our business and extensive industry knowledge, as well as broad-based general business and management skills.

        Our Board of Directors recommends that the stockholders vote FOR the election of the seven directors named above to our Board.

        The persons named in the enclosed proxy card intend to vote for the election of the individuals named above unless the proxy card is marked to indicate a vote to withhold with respect to one or more individuals. Should any of the nominees become unable to serve when the election occurs, it is the intention of the person named in the enclosed proxy card to vote for the election of such other individuals as the Board of Directors recommends.

        There is no cumulative voting for the election of directors.

Our Directors and Executive Officers

        The following table sets forth certain information concerning the directors and executive officers of our Company. (Ages are given as of the Record Date.) All of our executive officers were appointed to their positions effective June 2007, with the exceptions of Richard S. Pzena, who was appointed in May 2007, Gregory S. Martin, who was appointed in May 2009, and Antonio DeSpirito, III and Michael D. Peterson, who were appointed in February 2011. Our executive officers are subject to re-appointment by our Board of Directors on an annual basis. All of our current directors were first appointed to their positions effective October 2007, other than Richard S. Pzena, who was appointed in May 2007, and Ronald W. Tysoe, who was appointed in December 2008.

Name	Age	Position
Richard S. Pzena	52	Chairman, Chief Executive Officer, Co-Chief Investment Officer
John P. Goetz	53	President, Co-Chief Investment Officer, Director Nominee
William L. Lipsey	52	President, Marketing and Client Service, Director Nominee
Gregory S. Martin	39	Chief Financial Officer
Antonio DeSpirito, III	42	Executive Vice President
Michael D. Peterson	46	Executive Vice President
Steven M. Galbraith	48	Director
Joel M. Greenblatt	53	Director
Richard P. Meyerowich	68	Director
Ronald W. Tysoe	57	Director

        Richard S. Pzena is our Chairman, Chief Executive Officer and Co-Chief Investment Officer. Prior to forming Pzena Investment Management, LLC in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. Mr. Pzena joined Sanford C. Bernstein & Company in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988 to 1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.

        John P. Goetz is our President, Co-Chief Investment Officer. Mr. Goetz joined us in 1996 as Director of Research and has been Co-Chief Investment Officer since 2005. Previously, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business, where he had bottom-line responsibility for operations and development worldwide. Prior positions at Amoco included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

        William L. Lipsey is our President, Marketing and Client Service. Before joining Pzena Investment Management in 1997, Mr. Lipsey was an Investment Advisory Consultant and a Senior Vice President at Oppenheimer & Company, Inc. Prior to joining Oppenheimer, Mr. Lipsey's career included positions at Morgan Stanley, Kidder Peabody and Hewitt Associates. At Morgan Stanley and Kidder Peabody, Mr. Lipsey managed assets for institutional and private clients. He earned a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1980 and an M.B.A. in Finance from the University of Chicago in 1986.

        Gregory S. Martin is our Chief Financial Officer. Mr. Martin was appointed our Chief Financial Officer in May 2009. He previously served as Director of Finance and Accounting. Prior to joining Pzena Investment Management in 2005, Mr. Martin served as Director of Finance at DoubleClick Inc. from 2000 to 2005. Prior to this, Mr. Martin worked as a manager in the Global Capital Markets practice of PricewaterhouseCoopers, LLP. Mr. Martin received his B.A. from Bucknell University in 1993 and an M.B.A. from Cornell University in 1997. Mr. Martin is a Certified Public Accountant.

        Antonio DeSpirito, III is an Executive Vice President. Mr. DeSpirito was appointed Executive Vice President in February 2011. He is also a Portfolio Manager of our Large Cap Value and Value Service strategies. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department of Ropes & Gray LLP. He earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

        Michael D. Peterson is an Executive Vice President. Mr. Peterson was appointed Executive Vice President in February 2011. He is also a Portfolio Manager of our Global Value, EAFE Diversified Value, EAFE Value, Global Diversified Value, and European Value strategies. Prior to joining Pzena Investment Management in 1998, Mr. Peterson was an Engagement Manager at McKinsey & Company. At McKinsey, he was a member of the Financial Institutions Group, as well as the Pricing Practice. Prior to joining McKinsey, he was an Assistant Professor at the Indiana University School of Public and Environmental Affairs, where he taught operations research and operations management. He holds a PhD in Management (Operations Research) from the M.I.T. Sloan School of Management, where he was a National Science Foundation fellow from 1989 to 1992. Prior to that, he received a M.A. in Mathematics from the University of Cambridge in 1988 and an A.B. summa cum laude in Economics from Princeton University.

        Steven M. Galbraith currently serves as a member of our Board of Directors. Mr. Galbraith has been a partner of Maverick Capital, an investment management firm at which he has portfolio management responsibilities, since January 2004. Prior to joining Maverick Capital, Mr. Galbraith served as Chief Investment Officer and Chief U.S. Investment Strategist at Morgan Stanley from June 2000 to December 2003. Prior to joining Morgan Stanley, he was a partner at Sanford Bernstein, where he was an analyst in the packaged foods sector and the securities industry. Mr. Galbraith was also an employee of our operating company from June 1998 to March 1999. Mr. Galbraith is an Adjunct Professor at Columbia University Business School where he teaches securities analysis. He also serves on the Board of Trustees for the National Constitution Center in Philadelphia. Mr. Galbraith received his B.A. summa cum laude from Tufts University, where he was elected to Phi Beta Kappa.

        Joel M. Greenblatt currently serves as a member of our Board of Directors. Mr. Greenblatt has been a Managing Partner of Gotham Capital, a hedge fund that he founded, since 1985, and of Gotham Asset Management since 2002. Mr. Greenblatt is also the Managing Principal of Gotham Asset Management, LLC, a registered investment adviser (formerly known as Formula Investing, LLC). For the past fourteen years, he has been an Adjunct Professor at Columbia University Business School, where he teaches Value and Special Situation Investing. Mr. Greenblatt is the former Chairman of the Board of Alliant Techsystems, a NYSE-listed aerospace and defense company. He is the chairman of Success Charter Network, a network of charter schools in New York City. He is the author of three books, You Can Be A Stock Market Genius (Simon & Schuster, 1997), The Little Book That Beats The Market (John Wiley & Sons, 2005) and The Big Secret for the Small Investor (Random House, 2011). Mr. Greenblatt earned a B.S. and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.

        Richard P. Meyerowich currently serves as a member of our Board of Directors. Mr. Meyerowich worked in the New York office of Deloitte & Touche LLP from 1966 to 2005, including as a Senior Partner from 1978 to 2005. Mr. Meyerowich headed the National Investment Management Practice for over ten years and served as lead partner on major investment management entities, including SEC-registered mutual funds, unit investment funds, hedge funds, investment partnerships, separate accounts of insurance companies and commodity pools. He served two terms on the Investment Companies Committee of the American Institute of Certified Public Accountants. From 2005 through 2009, he served as an external consultant for Deloitte & Touche on quality control and technical advice. In March 2011, Mr. Meyerowich became a member of the board of directors of Chartis, Inc., a global property and casualty insurance subsidiary of American International Group, Inc. Mr. Meyerowich is also a member of Chartis' audit committee. Mr. Meyerowich earned a B.S. in Economics from Wagner College in 1965.

        Ronald W. Tysoe currently serves as a member of our Board of Directors. Mr. Tysoe served as a senior advisor at Perella Weinberg Partners LP, a boutique investment banking firm in New York, from October 2006 through September 2007. Prior to that he was vice chairman, finance and real estate, of Federated Department Stores, Inc. (now Macy's, Inc.), a position he held since April of 1990. He served as Chief Financial Officer of Federated from 1990 to 1997, and served on the Federated board of directors from 1988 until May of 2005. Mr. Tysoe is a member of the board of directors of Cintas Corporation, a publicly-traded uniform rental and supply company, where he serves as chairman of the audit committee and a member of the corporate governance committee. He is also a member of the board of directors of Taubman Centers, Inc., a publicly- traded real estate investment trust, where he serves as a member of the audit committee and executive committee. Mr. Tysoe is a member of the board of directors of Scripps Networks Interactive, Inc., a publicly-traded media and broadcasting enterprise, where he serves as chairman of the audit committee and as a member of the compensation committee. He is also a member of the board of directors of Canadian Imperial Bank of Commerce, a publicly-traded commercial banking company, and serves as chairman of its audit committee and a member of the corporate governance committee. From 2007 to 2009, Mr. Tysoe was a member of the board of directors of Retail Opportunity Investment Corporation, a real estate investment trust. Mr. Tysoe also served as a member of the board of directors of Ohio Casualty Corporation, a property and casualty insurance company, from 2006 to 2007. Mr. Tysoe earned Bachelor of Commerce and Bachelor of Law degrees from the University of British Columbia in 1977 and 1978, respectively.

        All directors of our Company are elected by the stockholders for a one-year term and hold office until their successors are elected and qualified, or until their earlier death, resignation or removal. Officers are chosen by, and serve at the discretion of, the Board of Directors, subject to any applicable employment contracts. There are no family relationships among our directors and officers.

Director Independence

        For the year ended December 31, 2010, our Board of Directors determined that that each of Messrs. Galbraith, Meyerowich and Tysoe is an "independent" director, as such term is defined in the corporate governance rules of the New York Stock Exchange ("NYSE"). In early 2011, based upon further consideration and examination of the applicable rules, our Board of Directors determined that Mr. Greenblatt is also an "independent" director. The only current member of our Board of Directors who is not independent is Mr. Pzena. Our two Director Nominees, Messrs. Goetz and Lipsey, if elected, will not be independent directors.

        Although we qualify for the "controlled company" exemption from certain of the corporate governance rules of the NYSE, we have chosen not to avail ourselves of the exemption and, accordingly, we comply with all of the corporate governance rules of the NYSE. Under the NYSE corporate governance rules, a majority of the board of directors (and each member of the Audit, Compensation and Nominating and Corporate Governance Committees) must be independent. Under the NYSE corporate governance rules, a director is deemed independent if the director has no disqualifying relationship, as defined in the NYSE corporate governance rules, and if the board of directors has affirmatively determined that the director has no material relationship with the Company, either directly or as a partner, stockholder, officer or employee of an organization that has a relationship with the Company.

        All of the members of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee are "independent directors," as such term is defined in the rules of the NYSE. The members of our Audit Committee also satisfy the requirements for independence imposed upon audit committee members by Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the SEC.

Factors Involved In Selecting Directors

        When considering whether the Board's directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively, in light of the Company's business and structure, the Nominating and Corporate Governance Committee focused on the information described in each of the Board members' biographical information set forth above. With regard to Mr. Pzena, the Nominating and Corporate Governance Committee considered his experience as founder and CEO of the Company, and his breadth of knowledge regarding all aspects of the business, including its strategies, operations, and markets, as well as his acute business judgment. With respect to Messrs. Goetz and Lipsey, the Nominating and Corporate Governance Committee considered their experience as founding executive committee members of our operating company, their broad-based knowledge of the business, as well as their extensive industry knowledge. With regard to Messrs. Galbraith and Greenblatt, the Nominating and Corporate Governance Committee considered their extensive investment management experience and their professional standing in the industry. With regard to Messrs. Tysoe and Greenblatt, the Nominating and Corporate Governance Committee considered their prior and current Board experiences and governance skills. With regard to Messrs. Meyerowich and Tysoe, the Nominating and Corporate Governance Committee considered their expertise and background with regard to accounting matters, and their leadership roles at Deloitte & Touche LLP and Federated Department Stores, Inc., respectively, as well as their designations as Audit Committee financial experts.

Board Leadership Structure

        The Nominating and Corporate Governance Committee is responsible for reviewing the leadership structure of our Board of Directors, and additionally reviewing the performance of the Chairman of the Board and Chief Executive Officer.

        Since the inception of the Company in October 2007, as permitted by the Company's Corporate Governance Guidelines, the Chairman of the Board position has been held by Richard S. Pzena, the CEO of our operating company. The Nominating and Corporate Governance Committee has considered the issue of Mr. Pzena's combined role, and approved the continuation of this structure for the following reasons:

  •
  The CEO is most familiar with the day to day operations of the Company.

  •
  The CEO is in the best position to bring matters before our Board of Directors and serve as its Chairman.

  •
  A combined CEO and Chairman role provides consistent leadership, stability and continuity for the Company.

        The Board of Directors has additionally affirmed the combination of the CEO and Chairman roles for the reasons set forth above.

        In accordance with our Corporate Governance guidelines, the Company has the option of alternating directors to lead executive sessions of the Board of Directors, or to select a lead independent director. To date, the Company's independent directors have not named a lead independent director to preside at all executive sessions of the non-management directors, but rather, has chosen to alternate directors to lead each of the executive sessions. Accordingly, the role of presiding director at each executive session of non-management directors is regularly rotated among Messrs. Galbraith, Greenblatt, Meyerowich and Tysoe.

Board Oversight Role

        Our Board of Directors has delegated the role of risk oversight to its Audit Committee pursuant to the Audit Committee's charter. Our Audit Committee continues to concentrate on determining the adequacy of the Company's risk-management programs.

        The Company's approach to risk management includes a variety of internal procedures, test protocols and examinations, including the following:

  •
  Sarbanes-Oxley annual testing and audit—covering internal controls and financial reporting;

  •
  SAS-70 (Type 2) annual attestation—covering operational risks;

  •
  Compliance policies and procedures, including annual risk-based testing;

  •
  Ongoing compliance training; and

  •
  Disaster recovery procedures and annual testing.

        Issues of note resulting from any of the above-enumerated risk management items are brought to the attention of the Audit Committee, when appropriate.

        In order to ensure ongoing coordination among its various risk management programs, during the first quarter of 2010, the Audit Committee approved, and the Board of Directors affirmed, the establishment of a Risk Management Committee of our operating company. The purpose of the Risk Management Committee, whose members include department heads or their delegates, is to identify business risks and evaluate the effectiveness of all risk mitigation activities. The Risk Management Committee commenced activities during the second quarter of 2010.

Meetings of the Board of Directors

        The business and affairs of our Company are managed under the direction of our Board of Directors. Members of the Board of Directors are informed about our Company's affairs through various reports and documents distributed to them, through operating and financial reports routinely presented at meetings of the Board of Directors and committee meetings by the Chairman and other officers, and through other means. In addition, directors of our Company discharge their duties throughout the year not only by attending Board of Directors' meetings, but also through personal meetings and other communications, including telephone contact with the Chairman and others regarding matters of interest and concern to our Company.

        A director is expected to spend the time and effort necessary to properly discharge his responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and the committees on which such director sits, and to review prior to the meetings material distributed in advance for each such meeting.

        During our fiscal year ended December 31, 2010, our Company's Board of Directors held five formal meetings and acted by unanimous written consent in lieu of a meeting on eight separate occasions. During our fiscal year ended December 31, 2010, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and any committees on which he served.

Board Committees

        Although we qualify for the "controlled company" exemption from certain of the corporate governance rules of the NYSE, our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each consisting solely of independent directors, and our Board of Directors has adopted charters for its committees that comply with the NYSE and SEC rules relating to corporate governance matters. We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer and our Chief Financial Officer, and a Code of Ethics for Senior Financial Officers. Copies of the committee charters, as well as our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers, are available on our website at www.pzena.com.

        In order to communicate any concerns with our non-management directors, interested parties should send comments to the attention of our Corporate Secretary, Joan F. Berger, at our primary offices located at 120 West 45th Street, 20th Floor, New York, New York 10036. All appropriate correspondence will be forwarded to our non-management directors.

Audit Committee

        Our Audit Committee assists our Board of Directors in its oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm's qualifications and independence, and the performance of our independent registered public accounting firm.

        Our Audit Committee's responsibilities include, among others:

  •
  reviewing the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, if any, and tracking management's corrective action plans, where necessary;

  •
  reviewing our financial statements, including any significant financial items and/or changes in accounting policies, and/or internal control, with our senior management and independent registered public accounting firm;

  •
  reviewing our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters; and

  •
  having the sole discretion to appoint annually our independent registered public accounting firm, evaluate its independence and performance, and set clear hiring policies for employees or former employees of the independent registered public accounting firm.

        The current written charter for the Audit Committee was adopted by our Board of Directors on October 24, 2007. A copy of the charter of the Audit Committee is available on our website at www.pzena.com.

        Messrs. Galbraith, Meyerowich and Tysoe currently serve on the Audit Committee and Mr. Meyerowich serves as its chair. Our Board of Directors has determined that each of Messrs. Meyerowich and Tysoe is an "audit committee financial expert" as such term is defined in the rules and regulations of the SEC.

        In addition to serving on our Audit Committee, Mr. Tysoe serves on the audit committees of four other public companies. Our Board of Directors has determined that such simultaneous service does not impair Mr. Tysoe's ability to effectively serve on our Audit Committee.

        The Audit Committee held five formal meetings during our fiscal year ended December 31, 2010 and acted by unanimous written consent in lieu of a meeting on one occasion during that period.

Compensation Committee

        Our Compensation Committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers.

        Our Compensation Committee's responsibilities include:

  •
  reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our executive officers;

  •
  overseeing and administering, and making recommendations to our Board of Directors with respect to, our cash and equity incentive plans; and

  •
  reviewing and making recommendations to the Board of Directors with respect to director compensation.

        The current written charter for the Compensation Committee was adopted by our Board of Directors on October 24, 2007. A copy of the charter of the Compensation Committee is available on our website at www.pzena.com.

        Messrs. Galbraith, Meyerowich and Tysoe currently serve on the Compensation Committee and Mr. Galbraith serves as its chair.

        The Compensation Committee held five formal meetings during our fiscal year ended December 31, 2010 and acted by unanimous written consent in lieu of a meeting on two occasions during that period.

Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee assists our Board of Directors by:

  •
  identifying and recommending to our Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors;

  •
  advising the Board of Directors on Board composition, procedures and committees;

  •
  initiating and overseeing governance policies such as our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers; and

  •
  overseeing the evaluation of the Board and Company management.

        On October 24, 2007, our Board of Directors adopted a Nominating and Corporate Governance Committee charter. A copy of the charter of the Nominating and Corporate Governance Committee is available on our website at www.pzena.com.

        Messrs. Galbraith, Meyerowich and Tysoe currently serve on the Nominating and Corporate Governance Committee and Mr. Tysoe serves as its chair.

        The Nominating and Corporate Governance Committee held five formal meetings during our fiscal year ended December 31, 2010 and acted by unanimous written consent in lieu of a meeting on one occasion during that period.

Director Nominations

        Our Corporate Governance Guidelines provide that, in selecting director nominees, the Nominating and Corporate Governance Committee shall consider at a minimum: (a) whether each such nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company, and (b) the nominee's reputation for honesty and ethical conduct in his or her personal and professional activities.

        As part of its responsibility to identify and recommend director nominees, our Nominating and Corporate Governance Committee is guided by the diversity considerations set forth in its charter, which state that it shall look at a variety of attributes in selecting candidates for nomination to our Board of Directors, including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, dedication, and lack of conflicts of interest. As part of its periodic self-assessment process, our Nominating and Corporate Governance Committee annually assesses the occupational and personal backgrounds of the members of our Board in order to determine if our Board of Directors, considered as a group, has a sufficient composite mix of experience, knowledge and abilities.

        Pursuant to our by-laws, nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to notice of, and to vote at, such meeting, and (ii) who complies with the following notice procedures.

        For a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Corporate Secretary. To be timely, a stockholder's notice to the Corporate Secretary must be delivered to, or mailed and received at, the principal executive offices of the Company (a) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed, or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed, or public disclosure of the date of the special meeting was made, whichever first occurs.

        To be in proper written form, a stockholder's notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director, if elected. No person nominated for election by a stockholder shall be eligible for election as a director of the Company unless nominated in accordance with the above procedures. If the chairman of the stockholder meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

        The Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Board of Directors believes that it is appropriate for us not to have such a policy in light of the right of stockholders under our by-laws to nominate director candidates directly, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board. Notwithstanding that our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of director nominees submitted by stockholders, our Board of Directors has adopted a resolution pursuant to which it has directed the Nominating and Corporate Governance Committee to consider director nominees recommended by stockholders. Pursuant to this resolution, a stockholder who desires to recommend a director nominee should send a written statement to Pzena Investment Management, Inc., 120 West 45th Street, 20th Floor, New York, New York 10036 (Attention: Corporate Secretary), within the time frames set forth above with regard to director nominations by stockholders. The written statement should also include the information set forth above required to be included in director nominations by stockholders.

        To date, no stockholder nominations for directors have been made nor have any stockholder recommendations for directors been received by the Nominating and Corporate Governance Committee.

        Messrs. Pzena, Galbraith, Greenblatt and Meyerowich have served as directors of the Company since the initial public offering of our Class A common stock in October 2007. Mr. Tysoe was appointed a director of the Company on December 11, 2008. Our Nominating and Corporate Governance Committee and Board recommend that Messrs. Goetz and Lipsey be elected as directors at the May 17, 2011 Annual Meeting of Stockholders.

Communications with the Board

        Any interested party wishing to communicate directly with the Board, non-management directors, or an individual director, may do so by writing to the Company's Corporate Secretary, Pzena Investment Management, Inc., 120 West 45th Street, 20th Floor, New York, New York 10036, Attention: Board of Directors, non-management directors, or the name of the individual director, as applicable. Communications are distributed to the Board, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items that are unrelated to its duties and responsibilities should be excluded, such as mass mailings, resumes, other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. Any concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Audit Committee.

Attendance at Annual Meetings by Board Members

        The Corporate Governance Guidelines of our Company provide that directors are invited and encouraged to attend our Company's annual meeting of stockholders and that a director who is unable to attend is expected to notify the Chairman. All five of our directors then in office attended our 2010 Annual Meeting of Stockholders.

Code of Conduct

        We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer and our Chief Financial Officer, and a Code of Ethics for Senior Financial Officers. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers, are available on our website at www.pzena.com.

 Report of the Audit Committee

        The information contained in this report shall not be deemed "soliciting material" or to be "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

        The Audit Committee is appointed by the Board of Directors to assist our Board of Directors in its oversight of the integrity of our financial statements, our independent registered public accounting firm's qualifications and independence, and the performance of our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and financial reporting process. Our independent auditors for our fiscal year ended December 31, 2010, Ernst & Young LLP, were responsible for expressing an opinion on the conformity of our audited consolidated financial statements and financial statement schedules to accounting principles generally accepted in the United States.

        The Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed with management the audited consolidated financial statements of our Company for our fiscal year ended December 31, 2010.

  2.
  The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, entitled "Communications with Audit Committees" ("SAS 61"), as adopted by the Public Company Accounting Oversight Board. SAS 61 requires the auditor to communicate a number of items to the audit committee during the course of the financial statement audit, including, but not limited to, the auditor's responsibility under generally accepted auditing standards and significant accounting policies and unusual transactions.

  3.
  The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from our Company.

  4.
  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of our Company be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

        The undersigned members of the Audit Committee have submitted this report to the Board of Directors.

Respectfully submitted:
Audit Committee Richard P. Meyerowich, Chairman Steven M. Galbraith Ronald W. Tysoe

EXECUTIVE COMPENSATION

Compensation Committee Report

        The information contained in this report shall not be deemed "soliciting material" or to be "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below, and based upon such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted:
Compensation Committee Steven M. Galbraith, Chairman Richard P. Meyerowich Ronald W. Tysoe

Compensation Discussion and Analysis

        This section summarizes the principles underlying our policies relating to our executive officers' compensation. It generally describes the manner and context in which compensation is earned by, and awarded to, our executive officers and provides perspective on the tables and narratives that follow.

Philosophy and Objectives of Our Executive Compensation Program

        Our compensation philosophy relies heavily on performance-based cash and equity compensation. The total compensation package is designed to reward past performance and encourage future contributions to achieving the Company's strategic goals and enhancing stockholder value.

        We emphasize incentive compensation in our overall compensation package for our executive officers. Our long-term incentive program uses a combination of restricted stock, units and options.

        Our compensation program for our executive officers is designed to meet the following objectives:

  •
  attract and retain top-tier professionals within the investment management industry;

  •
  link total compensation to individual, team and Company performance; and

  •
  align executives' interests with those of the Company's stockholders.

Principal Components of Executive Compensation

        We have established compensation practices that directly link compensation with our performance, as described below. These practices apply to all of our professionals, including our named executive officers. Ultimately, ownership in our Company is the primary tool that we use to attract and retain professionals, including the named executive officers. As of the Record Date, our employees held approximately 65.8% of the ownership interests in our operating company, the substantial majority of which is held by our CEO and our two Presidents, together with their estate planning vehicles.

        We provide the following elements of compensation to our named executive officers:

  (i)
  cash compensation, consisting of a base salary;

  (ii)
  annual cash bonuses;

  (iii)
  mandatory deferred compensation;

  (iv)
  equity-based compensation and related distributions of earnings of our operating company; and

  (v)
  perquisites.

        The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between currently paid out and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. In order to attract and retain qualified personnel, all compensation and benefits packages, including those of our named executive officers, are generally compared against relevant industry and geographic peer groups. The Compensation Committee reviews summary compensation data by position for other asset managers, as compiled by McLagan Partners, a compensation specialist focusing on the asset management industry. The universe of companies in the McLagan Partners' analysis includes over 200 publicly traded asset managers and asset management subsidiaries of larger financial services firms with which we compete, among others. The Compensation Committee reviews McLagan Partners' data by position for the entire universe of companies on a summary basis, as well as data by position for certain subgroups on a summary basis, such as companies with assets under management similar to that of the Company, and a geographic location similar to that of the Company, rather than specific compensation data for individual competitors.

        It is customary in the investment management industry to provide for base salaries and discretionary bonuses to be paid to executives upon whom the company relies for its success. Cash compensation in the form of a fixed base salary and discretionary cash bonuses constitutes only a portion of the compensation that we pay our named executive officers.

  (i)
  Base Salary.    Consistent with industry practice, the base salaries for our named executive officers generally account for a relatively small portion of their overall compensation. As further discussed below under "Executive Employment Agreements," Messrs. Pzena, Goetz and Lipsey each received a base salary for 2010 at the annual rate of $300,000. Mr. Martin also received a base salary for 2010 at the annual rate of $300,000. We have not entered into an employment contract with Mr. Martin.

  (ii)
  Cash Bonuses.    As further discussed below under "Executive Employment Agreements," each of Messrs. Pzena, Goetz and Lipsey may be paid a maximum annual bonus of $2,700,000 for 2010. In 2010, the Compensation Committee reviewed the performance targets that had been set for 2010 for the named executive officers as a group, which consisted of: (1) a series of performance goals relating to client net asset flows, by which zero net asset flows would be considered to be satisfactory performance, albeit not sufficient for the named executive officers who are subject to Executive Employment Agreements to receive the maximum bonus allowable under those agreements, and $2.0 billion in net asset inflows would be considered exceptional performance in the current market environment; and (2) a non-GAAP diluted earnings per share target of a minimum of $0.32, with $0.60 being higher than expected, and therefore outstanding performance. In 2010, the Company recorded $0.8 billion in net outflows and non-GAAP diluted earnings per share of $0.33. The Compensation Committee, therefore, determined that Mr. Pzena should receive a total cash bonus of $1,092,737, Mr. Goetz should receive a total cash bonus of $1,200,000, and Mr. Lipsey should receive a total cash bonus of $700,000 (in each case, subject to the Company's deferred compensation practices under the Pzena Investment Management, LLC Bonus Plan, which we refer to as the Bonus Plan. The Compensation Committee also determined that Mr. Martin should receive a total cash bonus of $206,673 for 2010 (which includes a deferred portion in the amount of $33,333, which vests over a two-year period), and additionally determined to award 5,175 Class B units to Mr. Martin, which are subject to vesting provisions. These units are discussed under "Equity Based Compensation and Distributions of Earnings of our Operating Company" below.

  (iii)
  Mandatory Deferred Compensation.    The purpose of the Bonus Plan is to enable us to attract, retain, motivate and reward highly qualified individuals who provide services to us by, among other things: (a) providing for grants of bonus compensation; and (b) providing that a portion of the bonus awards made to certain highly compensated individuals, including the named executive officers, shall be deferred on a mandatory basis and shall vest, and become payable, over a four-year period. These amounts are reflected in the "All Other Compensation" column of the "Summary Compensation Table" below.

  (iv)
  Equity Based Compensation and Distribution of Earnings of Our Operating Company.    We have awarded many of our employees, including our named executive officers, ownership interests in our operating company. Historically, the substantial majority of the remuneration that our CEO and two Presidents received from us consisted of cash distributions in proportion to their respective ownership interests of our operating company. Our CEO and two Presidents each have substantial ownership interests in our operating company. They receive distributions in respect of their membership units in the same amount, and at the same time as distributions are made on all other membership units, including Class A units, which creates an alignment of their interests with those of our Class A stockholders. The amounts of these distributions are not shown in the Summary Compensation Table below because they arise out of the named executive officer's ownership interest in our operating company. In the three years ended December 31, 2010, distributions in respect of membership units owned by each of the named executive officers, other than our Chief Financial Officer, constituted from 44.6% to 96.6% of the total income they received from us.

    We adopted the PIM LLC 2006 Equity Incentive Plan, effective January 1, 2007, which permits the grant of a variety of equity awards relating to membership units of our operating company, including membership units and options to purchase membership units, which are both subject to vesting provisions. In 2010, 5,175 membership units, which are subject to vesting provisions, were granted to Mr. Martin (as further described below under "2010 Grants of Plan-Based Awards"). All membership units granted under the PIM LLC 2006 Equity Incentive Plan were granted at the fair market value of the Company's Class A common stock on the date of grant, as determined by the Compensation Committee administering the plan.

    As conditions allow, we intend to continue to award equity-based incentives under the PIM LLC 2006 Equity Incentive Plan as an incentive to encourage ownership in our operating company.

  (v)
  Perquisites.    We offer each of our employees, including each of the named executive officers, our investment management services, if they place their funds with us, without charging any advisory fees typically associated with these services. This benefit is provided at no incremental cost to us.

Executive Employment Agreements

        We determined that it was in the best interests of our stockholders and the owners of our operating company to enter into employment agreements with our CEO and two Presidents.

        On October 30, 2007 we entered into employment agreements with each of Messrs. Pzena, Goetz and Lipsey. Pursuant to the terms of the individual employment agreements, (i) Mr. Pzena serves as our Chief Executive Officer, Co-Chief Investment Officer; (ii) Mr. Goetz serves as our President, Co-Chief Investment Officer; and (iii) Mr. Lipsey serves as our President, Marketing and Client

Service. Under the terms of the employment agreements, each of Messrs. Pzena, Goetz and Lipsey served for an initial term of three years, ending October 30, 2010, subject to automatic, successive one-year extensions thereafter unless either party gives the other 60 days prior notice that the term will not be extended. On October 30, 2010, these agreements were automatically extended through October 30, 2011. Each agreement provides for: (i) an annual base salary of $300,000, and (ii) an annual bonus, the amount of which will be determined by our Compensation Committee, subject to a maximum annual bonus for each executive of $2,700,000. This compensation is subject to the provisions of our Bonus Plan. We have not entered into an employment agreement with Mr. Martin, our Chief Financial Officer.

        The following is a description of certain restrictive covenants by which Messrs. Pzena, Goetz and Lipsey, as well as other employee members, have agreed to be bound.

Non-Competition

        Pursuant to the terms of the amended and restated operating agreement of Pzena Investment Management, LLC, all employees who are members of Pzena Investment Management, LLC have agreed not to compete with us during the term of their employment with us. In addition, each of Messrs. Pzena, Goetz and Lipsey have agreed not to compete with us for a period of three years following the termination of his employment. Other employee members of Pzena Investment Management, LLC have agreed not to compete with us for a period of up to six months following the termination of his or her employment, if the employee member and his or her permitted transferees collectively hold at that time more than 1.0% of all the Class B units outstanding and if he or she continues to receive compensation during this non-competition period.

Non-Solicitation

        Messrs. Pzena, Goetz and Lipsey have agreed not to solicit our clients or any other employees of Pzena Investment Management, LLC during the term of their employment and for three years thereafter. Other employee members of Pzena Investment Management, LLC are subject to similar non-solicitation provisions during the term of their employment and 18 months thereafter.

Forfeiture of Class B Units

        Unless otherwise determined by our Board of Directors, in its sole discretion, or previously agreed to by the employee member, his or her permitted transferees and us:

  •
  if an employee member (including our CEO and two Presidents) is terminated for cause, the employee member and any of his or her permitted transferees would forfeit all of his, her or their unvested Class B units, if any, and a number of vested Class B units that is equal to 75% of the number of vested Class B units collectively held by the employee member and his or her permitted transferees, in each case as of the date of the termination of his or her employment, and

  •
  if our CEO or two Presidents breach any of the non-competition or non-solicitation covenants described above, then he and any of his permitted transferees would forfeit all of his, her or their unvested Class B units, if any, and an aggregate number of vested Class B units that is equal to 50% of the number of vested Class B units collectively held by him and his or her permitted transferees, in each case as of the earlier of the date of his breach or the termination of his employment.

 Summary Executive Compensation

        The following table sets forth certain summary information concerning compensation provided by Pzena Investment Management, LLC during the fiscal years ended December 31, 2010, 2009 and 2008 to our Chief Executive Officer, our Chief Financial Officer, and our two other executive officers, whom we refer to collectively as the named executive officers. The amounts set forth under the Unit Awards and Option Awards columns are calculated in accordance with the rules of the SEC and may not reflect actual amounts received by the named executive officer.

Summary Compensation Table

Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	Unit Awards($)(3)	Option Awards($)(4)	All Other Compensation($)		Total($)
Richard S. Pzena,	2010	$300,000	$865,642	—	—	$227,095	(5)	$1,392,737
Chief Executive Officer,	2009	253,837	1,136,085	—	—	376,614	(5)	1,766,536
Co-Chief Investment Officer	2008	250,959	—	—	$352,000	34,500	(6)	637,459
Gregory S. Martin,	2010	300,000	173,340	$39,227	—	33,333	(8)	545,900
Chief Financial Officer(7)	2009	260,623	150,000	—	98,700	—		509,323
John P. Goetz,	2010	300,000	930,000	—	—	270,000	(5)	1,500,000
President, Co-Chief	2009	260,623	1,149,377	—	—	390,000	(5)	1,800,000
Investment Officer	2008	252,656	—	—	352,000	34,500	(6)	639,156
William L. Lipsey,	2010	300,000	600,000	—	—	100,000	(5)	1,000,000
President, Marketing and	2009	260,623	1,149,377	—	—	390,000	(5)	1,800,000
Client Service	2008	252,656	—	—	352,000	34,500	(6)	639,156

(1)
Amounts represent payments of salary made to the named executive officers pursuant to their respective employment agreements, with the exception of Mr. Martin, with whom we have not entered into an employment agreement. In 2009, each of Messrs. Pzena, Goetz and Lipsey voluntarily agreed to receive a base salary less than the amount provided for in their respective employment agreements.

(2)
Amounts represent discretionary bonuses paid to the named executive officers.

(3)
Amounts reflected represent the fair value of unit grants, on the date of grant, calculated in accordance with the Stock Compensation Topic of the FASB ASC. For a discussion of the assumptions utilized, see Note 13 to our consolidated financial statements beginning on page F-1 of our Annual Report on Form 10-K for our fiscal year ended December 31, 2010.

(4)
Amounts reflected represent the fair value of option grants, on the date of grant, calculated in accordance with the Stock Compensation Topic of the FASB ASC. For a discussion of the assumptions utilized, see Note 13 to our consolidated financial statements beginning on page F-1 of our Annual Report on Form 10-K for our fiscal year ended December 31, 2010.

(5)
On January 1, 2007, we instituted the Bonus Plan, pursuant to which employees whose cash compensation is in excess of $600,000 per year are required to defer a portion of their compensation in excess of this amount. Deferred amounts contributed by named executive officers may be credited to an investment account, take the form of phantom Class B units, or be invested in money market funds, at the employee's discretion. Amounts shown represent the cash compensation deferred. Pursuant to the plan, each deferred amount vests as follows: (i) 25% on the first anniversary; (ii) 50% on the second anniversary; (iii) 75% on the third anniversary; and (iv) 100% on the fourth anniversary, provided that the named executive officer continues in service with us.

(6)
Represents a company contribution to our operating company's simplified employee pension for each named executive officer. This plan was terminated during 2009.

(7)
Mr. Martin became our Chief Financial Officer in May 2009. He previously served as Director of Finance and Accounting.

(8)
Reflects the grant of a cash-based award made to Mr. Martin. Of the $66,673 granted on December 20, 2010, $33,340 vested immediately, and $33,333 is deferred and will vest in two equal annual installments.

2010 Grants of Plan-Based Awards

        The following table sets forth information concerning unit grants made in 2010 to our Chief Financial Officer. We did not make grants of plan-based awards to any of our other named executive officers.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(#)		Grant Date Fair Value of Stock or Unit Awards($)(1)
Gregory S. Martin	December 20, 2010	5,175	(2)	$39,227

(1)
Amounts reflected represent the fair value of unit grants, on the date of grant, calculated in accordance with the Stock Compensation Topic of the FASB ASC. For a discussion of the assumptions utilized, see Note 13 to our consolidated financial statements beginning on page F-1 of our Annual Report on Form 10-K for our fiscal year ended December 31, 2010.

(2)
Represents Class B units of our operating company awarded under the PIM LLC 2006 Equity Incentive Plan. The Class B units were granted on December 20, 2010 and vest in two installments, with the first installment of 2,588 units vesting on December 20, 2011 and the second installment of 2,587 units vesting on December 20, 2012. Although the Class B Units were granted pursuant to the PIM LLC 2006 Equity Incentive Plan, we do not consider these awards to have been made pursuant to an "equity incentive plan," as such term is defined in the rules of the SEC, since vesting of the Class B Units is not tied to our Company's or our stock's performance.

Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table sets forth information relating to unexercised options and unvested units held by any named executive officer as of December 31, 2010.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable(1)	Number of Securities Underlying Unexercised Options(#) Unexercisable		Option Exercise Price($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested($)
Richard S. Pzena	December 31, 2008	200,000	—		$4.22	December 31, 2018	—		—
Gregory S. Martin	December 31, 2008	10,000	—		4.22	December 31, 2018	—		—
Gregory S. Martin	December 21, 2009	20,000	10,000	(3)	8.00	December 21, 2019	—		—
Gregory S. Martin	December 20, 2010	—	—		—	—	5,175	(4)	$38,036	(5)
John P. Goetz	December 31, 2008	200,000	—		4.22	December 31, 2018	—		—
William L. Lipsey	December 31, 2008	200,000	—		4.22	December 31, 2018	—		—

(1)
Represents vested options to purchase Class B units of our operating company.

(2)
Represents the fair market value of a Class B unit on the date of grant, as determined by the committee administering the PIM LLC 2006 Equity Incentive Plan.

(3)
Represents options to purchase Class B units of our operating company which vest on December 21, 2011.

(4)
Represents Class B units of our operating company awarded under the PIM LLC 2006 Equity Incentive Plan. The Class B units vest in two installments, with the first installment of 2,588 units vesting on December 20, 2011 and the second installment of 2,587 units vesting on December 20, 2012.

(5)
Based on the NYSE closing price of $7.35 for the Company's Class A common stock on December 31, 2010.

2010 Non-Qualified Deferred Compensation

        The following table sets forth information relating to non tax-qualified deferral of compensation by the named executive officers for the year ended December 31, 2010.

Name	Executive Contributions for Year Ended December 31, 2010 ($)(1)(2)	Aggregate Earnings for Year Ended December 31, 2010 ($)(3)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Year Ended December 31, 2010 ($)(4)
Richard S. Pzena	$227,095	$191,649	$310,438	$779,824
John P. Goetz	270,000	197,560	294,880	819,655
William L. Lipsey	100,000	99,826	211,126	541,493

(1)
On January 1, 2007, we instituted the Bonus Plan, pursuant to which employees who earn in excess of $600,000 per year are required to defer a portion of their compensation in excess of this amount. Deferred amounts contributed by named executive officers may be credited to an investment account, take the form of phantom Class B units, or be invested in money market funds, at each named executive officer's discretion.

(2)
All amounts reported in this column are included in the "All Other Compensation" column of the Summary Compensation Table above.

(3)
Amounts reflect earnings on the total value of non-qualified deferred compensation.

(4)
Includes amounts reported in previous years, less any losses experienced on such previous contributions.

Pension Benefits

        As of December 31, 2010, none of the named executive officers was a participant in any defined benefit pension plan, whether tax-qualified or supplemental, which was maintained by us, our operating company, or any of its affiliates.

Termination or Change of Control

        Neither we nor our operating company maintain any termination or change of control programs. However, the PIM LLC 2006 Equity Incentive Plan and the 2007 Equity Incentive Plan both provide that the Compensation Committee will have the discretion to accelerate the vesting of awards granted thereunder upon the occurrence of certain events, including a change of control of us. Also, pursuant to the tax receivable agreement, as further described below in "Related Party Transactions—Tax Receivable Agreement," if certain change of control events were to occur, we would be obligated to make early termination payments to the parties to such tax receivable agreement (including the named executive officers). Furthermore, the Pzena Investment Management, Inc. Non-Employee Director Deferred Compensation Plan provides that each plan participant's account shall be distributed in shares of our Class A common stock immediately prior to a change in control of us, as further described in such plan.

2010 Non-Employee Director Compensation

        The following table sets forth information concerning non-employee director compensation for the year ended December 31, 2010. It is our policy not to pay director compensation to directors who are also our employees.

        Pursuant to the Pzena Investment Management, Inc. Nonemployee Director Deferred Compensation Plan, described below, each non-employee director was given the option to defer either all or a portion of his 2010 annual retainer of $70,000 in the form of deferred stock units, or "Phantom Stock." With respect to any non-deferred portion of the annual retainer, each non-employee director was given the option to receive either 100% in cash, 100% in shares of our Class A common stock, or

50% payable in cash and 50% in shares of our Class A common stock. In 2010, all non-employee directors elected to receive their 2010 annual retainers in deferred stock units.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Steven M. Galbraith	—	$70,000	$70,000
Joel M. Greenblatt	—	70,000	70,000
Richard P. Meyerowich	—	70,000	70,000
Ronald W. Tysoe	—	70,000	70,000

(1)
On January 1, 2010, each non-employee director was awarded 8,599 deferred stock units, each of which is the economic equivalent of one share of our Class A common stock. We valued these deferred stock units at $8.14 each, the closing price of our Class A common stock on December 31, 2009. The shares of Phantom Stock become payable in a single distribution of shares of our Class A common stock, at such time as elected by the non-employee director when the deferral was made.

Pzena Investment Management, Inc. Non-Employee Director Deferred Compensation Plan

        On July 21, 2009, we adopted the Pzena Investment Management, Inc. Nonemployee Director Deferred Compensation Plan, or the Director Plan. The Director Plan is an "unfunded" deferred compensation arrangement designed to attract and retain individuals to serve as non-employee directors of the Company by allowing such individuals to defer payment of all, or a portion, of their director fees into deferred stock units, the value of which is based on the value of shares of Class A common stock of the Company.

        Administration.    The Director Plan is administered by the Administrator, as defined in the Director Plan. The Compensation Committee of the Board serves as the Administrator. The Administrator may delegate such duties as it determines, in its discretion, to be necessary or desirable for the administration of the Director Plan.

        Participation.    Any Nonemployee Director may elect to have all or part of the compensation otherwise payable to the director deferred and paid at the time, and in the manner, prescribed in the Director Plan. A Nonemployee Director wishing to participate in the Director Plan shall make deferrals of compensation no later than December 31 of the Director Plan year immediately preceding the Director Plan year in respect of which such compensation may be earned. Deferrals may be denominated in an aggregate dollar amount, or as a percentage of compensation, and shall be allocated to an account. The Company shall establish a separate account on its books in the name of each participant. Notwithstanding the foregoing, the Administrator may allow a Nonemployee Director whose service on the Board begins during any Director Plan year to make a deferral election prior to, or within, 30 days after the commencement of such Nonemployee Director's service on the Board with respect to compensation to be earned following the date on which such election is made. Elections to defer compensation under the Director Plan shall be made on a year-to-year basis.

        Distributions under the Director Plan shall be made in a single distribution of shares of our Class A common stock at such time as elected by the participant when the deferral was made. At the time the deferral election is made, a Nonemployee Director may elect to receive such participant's account upon the earlier to occur of: (i) the date of the participant's death; (ii) the date the participant becomes Disabled (as defined in Section 409A(a)(2)(C) of the Internal Revenue Code); (iii) the date of the participant's separation from service with the Company for any reason other than death; and (iv) a date specified by the participant, provided that the date is not less than five years following the end of the calendar year to which the deferral relates.

        Notwithstanding any other provision of the Director Plan to the contrary, in the event of a separation from service during any Director Plan year, no compensation as yet unpaid with respect to such Director Plan year (or any future Director Plan year) may be deferred under the Director Plan.

        Method of Deferral of Compensation.    Compensation deferred under the Director Plan shall be deferred in the form of units equal to the number of shares of our Class A common stock hypothetically purchased with deferred compensation. Compensation deferred under the Director Plan for any Director Plan year shall be recorded on the first day of the Director Plan year, subject to forfeiture as set forth in the Director Plan. The number of units to be recorded with respect to each amount of deferred compensation allocated to the account shall be equal to: (i) in the case of compensation that otherwise would have been paid in cash, the quotient obtained by dividing the amount of deferred cash by the fair market value of one share of our Class A common stock on the first day of the Director Plan year with respect to which the deferred compensation relates, and (ii) in the case of compensation that otherwise would have been paid in shares of stock, the number of shares of our Class A common stock that would have been issued to the participant during such Director Plan year absent deferral under the Director Plan. The Administrator's determination of the value of a unit shall be binding on the Company and its successors, the participants and their beneficiaries.

        In the event of a separation from service, any amount deferred under the Director Plan with respect to the calendar quarter in which occurs the effective date of such separation from service, and with respect to the remainder of the applicable Director Plan year (including any dividend equivalents credited thereto), shall be immediately cancelled and forfeited. On the last day of each calendar quarter, amounts deferred under the Director Plan on the first day of the applicable Director Plan year shall become nonforfeitable and shall be distributed in accordance with the terms of the Director Plan.

        Additional units shall be credited to a participant's account as of each date on which cash dividends and/or special dividends and distributions are paid with respect to our Class A common stock (a "Dividend Date"), provided that at least one unit is credited to such participant's account as of the record date for such dividend or distribution. The number of units to be credited to a participant's account under the Director Plan as of any dividend date shall equal the quotient obtained by dividing: (i) the product of (a) the number of the units credited to such account on the record date for such dividend or distribution, and (b) the per share dividend (or distribution value) payable on such dividend date by (ii) the fair market value of a share of our Class A common stock as of such dividend date.

        Once an election to defer compensation has become irrevocable, a participant may, with the prior consent of the Administrator, modify the time and form of payment of an amount previously deferred under the Director Plan, subject to the certain conditions set forth in the Director Plan.

        Distribution of Deferred Compensation.    The Company shall pay to the participant (or the participant's beneficiary or estate, as applicable) the non-forfeitable balance credited to such participant's account in a single distribution of shares on the first date of the calendar month following the date or event specified for such distribution by the participant. Distributions shall be made in the form of shares of our Class A common stock.

        Notwithstanding any other provision of the Director Plan to the contrary, the Administrator in its sole discretion may at any time authorize the distribution of shares of our Class A common stock of part or all of the participant's account to such participant prior to the time such amount would otherwise be payable pursuant to the provisions of the Director Plan, in any case where the Administrator determines that the participant has proved an unforeseeable emergency, as defined under Section 409A(a)(2)(B)(ii) of the Internal Revenue Code.

        Notwithstanding anything in the Director Plan to the contrary, each participant's account shall be distributed in shares of our Class A common stock, immediately prior to a change in control, subject to the actual occurrence of the change in control, provided that the event constituting such change in control constitutes a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, in either case, within the meaning of Section 409A of the Internal Revenue Code.

        Notwithstanding anything in the Director Plan to the contrary, to the extent necessary to avoid the application of an accelerated or additional tax under Section 409A of the Internal Revenue Code, amounts that would otherwise be payable pursuant to the Director Plan during the six-month period immediately following the participant's separation from service shall instead be paid on the first business day after the date that is six months following the participant's separation from service (or upon the participant's death, if earlier).

        The Company intends the following with respect to this Director Plan: (i) that participants will not recognize gross income as a result of participation in the Director Plan unless and until and then only to the extent that distributions are received; (ii) that the Director Plan shall be an "unfunded" plan for purposes of the Employee Retirement Income Security Act of 1974, as amended; and (iii) the design and administration of the Director Plan should comply with the requirements of Section 409A of the Internal Revenue Code. Notwithstanding the foregoing, no Nonemployee Director, participant, former participant, beneficiary or any other person shall have any recourse against the Company, the Administrator or any of their affiliates, employees, agents, successors, assigns or other representatives if any of those conditions are determined not to be satisfied.

        The number of units allocated to accounts shall be adjusted by the Administrator, as it deems appropriate, in the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the units such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Director Plan.

        The right of any participant to receive future distributions under the Director Plan shall be an unsecured claim against the general assets of the Company

        Termination and Amendment Of The Director Plan.    The Director Plan shall remain in effect until such time as it is terminated by the Company in accordance with the terms of the Director Plan and applicable law. No participant nor the Administrator shall have the power to terminate the Director Plan except as provided in Section 409A of the Internal Revenue Code. Upon termination of the Director Plan, all accounts shall be paid in shares of our Class A common stock to each participant or, if applicable, such participant's beneficiary or estate. The Company shall use its commercially reasonable best efforts to comply with the provisions of Section 409A of the Internal Revenue Code with respect to termination of the Director Plan in order to ensure that amounts payable in connection with termination of the Director Plan shall not be subject to tax under Section 409A of the Internal Revenue Code. The Director Plan may be amended from time to time by the Administrator, provided that no amendment of the Director Plan shall have a material adverse effect on any participant's account under the Director Plan without the prior written consent of such participant.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors is responsible for determining executive officer compensation. The Compensation Committee, consisting of Messrs. Galbraith, Meyerowich and Tysoe, is comprised entirely of independent directors, as defined in the NYSE rules. Members of the Compensation Committee additionally qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

        None of our executive officers serves as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more of its executive officers serving as a member of our Board of Directors or our Compensation Committee.

RELATED PARTY TRANSACTIONS

        Set forth below is a description of the material transactions between Pzena Investment Management, LLC and certain of our directors, executive officers and beneficial owners of more than 5% of our voting securities, or their respective family members, during our 2010 fiscal year.

Tax Receivable Agreement

        On October 30, 2007, we entered into a tax receivable agreement with each holder of Class B units of Pzena Investment Management, LLC outstanding on that date. The terms of this agreement also apply to Class B units that have been or may be issued after such date to existing or new Class B members of the operating company. If applicable, any such new Class B members will become parties to this agreement.

        This agreement requires us to pay holders of Class B units 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that we actually realize (or are deemed to realize in the case of an early termination payment by us, or a change in control, as discussed below) as a result of the increases in tax basis described above, and certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments thereunder. Cash savings in income tax are computed by comparing our actual income tax liability to the amount of such taxes that we would have been required to pay had there been no increase in our share of the tax basis of the tangible and intangible assets of Pzena Investment Management, LLC.

        On October 27, 2008, we entered into a Limited Waiver to Tax Receivable Agreement with Milestone Associates, L.L.C., a limited liability company of which Mr. Greenblatt, a director of our Company, is the managing member. Pursuant to the Limited Waiver to Tax Receivable Agreement, our obligation to make the required payments (as described above) to Milestone Associates for taxable years 2008 and 2009 under the Tax Receivable Agreement was waived. The amount waived by Milestone Associates for taxable year 2008 was $1.3 million and for taxable year 2009 was $0.8 million.

Resale and Registration Rights Agreement

        On October 30, 2007, we entered into a resale and registration rights agreement with each holder of Class B units of Pzena Investment Management, LLC outstanding on that date. The terms of this agreement also apply to Class B units that have been or may be issued after such date to existing or new Class B members of the operating company. If applicable, any such new Class B members will become parties to this agreement.

        Pursuant to this agreement, any shares of Class A common stock issued upon exchange of Class B units will be eligible for resale pursuant to a registration statement on Form S-3, or the shelf registration statement, subject to the resale timing and manner limitations described below.

        On February 17, 2009, the SEC declared effective our shelf registration statement on Form S-3, in which we registered 57,937,910 shares of our Class A common stock, issuable upon the exchange of an equivalent number of Class B units of the operating company. On February 14, 2011, we filed a Form S-3 registration statement, which has not yet been declared effective, in order to register the issuance of up to an additional 4,098,774 shares of our Class A common stock upon the exchange by the holders of the equivalent number of Class B units.

        From the first effective date of the initial shelf registration statement until the fourth anniversary of the consummation of our initial public offering, holders of Class B units, subject to certain exchange timing and volume limitations, will only be able to sell the shares of Class A common stock issued upon exchange in the timing and manner determined by us. We are required to provide for at least one exchange date in each twelve-month period from the effective date of this shelf registration statement until the fourth anniversary of our initial public offering, pursuant to which holders of Class A common stock issued upon exchange of vested Class B units can resell such shares of Class A common stock. However, if we fail to provide an exchange date and manner of resale by the end of any such twelve-month period, each holder of Class B units who is then eligible to exchange Class B units, may exercise its exchange right and resell the shares issued upon exchange in any manner of sale permitted under the registration statement, or otherwise available to the holder. Thereafter, holders of Class B units will be able to exchange their Class B units for shares of our Class A common stock, subject to the exchange timing and volume limitations described above, and will be permitted to sell their shares in any manner, but only at times determined by us, in our sole discretion.

        We have agreed to indemnify the holders of Class B units against any losses or damages resulting from any untrue statement, or omission of material fact, in any registration statement or prospectus pursuant to which they may sell the shares of our Class A common stock that they receive upon exchange of their Class B units, unless such liability arose from the selling stockholder's misstatement or omission, and the holders have agreed to indemnify us against all losses caused by their misstatements or omissions. We will pay certain expenses incident to our performance under the registration rights agreement, and the selling stockholders will pay certain other expenses, in addition to their respective portions of all underwriting discounts, commissions and transfer taxes relating to the sale of their shares of Class A common stock pursuant to the registration rights agreement.

Other Related Party Transactions

        Set forth below is a description of certain other transactions between Pzena Investment Management, LLC and certain of our directors, executive officers and beneficial owners of more than 5% of our voting securities, or their respective family members.

Senior Subordinated Notes

        On October 28, 2008, our operating company entered into Amendment No. 3 (the "Amendment") to the Credit Agreement, dated July 23, 2007 (the "Credit Agreement"), among the operating company, as borrower, Bank of America, N.A., as administrative agent and L/C issuer, and the other lenders party thereto. Pursuant to the Amendment, the Credit Agreement was amended and restated in full. Conditions precedent to the execution of the Amendment included, among others, the repayment by the operating company of $25,000,000 of the $47,000,000 principal amount outstanding under the Credit Agreement as of October 28, 2008.

        In order to partially fund the $25,000,000 repayment required by the lenders, the three independent members of our Board of Directors, the members of our Audit Committee, and the members of our Nominating and Corporate Governance Committee, each consisting of Messrs. Galbraith and Meyerowich, and our former director, Mr. Ullman, approved the issuance of an aggregate of $16,000,000 principal amount of senior subordinated notes (collectively, the "Notes") to the following persons and entities (collectively, the "Note Holders"):

  (i)
  The Michele Pzena Family Trust, The Daniel Pzena Family Trust, The Aaron Pzena Family Trust, and The Eric Pzena Family Trust, in each case created under the Richard Pzena Descendants Trust dated November 4, 2005, with various trustees ($1,250,000 principal amount by each such trust), which was established by Mr. Pzena, a director, our chief executive officer and a significant stockholder;

  (ii)
  The Pzena Family 1996 Irrevocable Trust between Richard S. Pzena and Wendy M. Pzena dated December 30, 1996 ($5,000,000 principal amount), which was established by Mr. Pzena, a director, our chief executive officer and a significant stockholder, and his wife;

  (iii)
  Milestone Associates, L.L.C. ($5,000,000 principal amount), a limited liability company of which Mr. Greenblatt, a director of our Company, is the managing member; and

  (iv)
  Amelia Jones Feinberg ($1,000,000 principal amount).

        The Notes were issued on October 28, 2008. Each of the Notes was unsecured, had a ten year maturity and bore interest at 6.30% per annum. The provisions of the Notes included a restricted payments covenant, a prohibition on incurring indebtedness which was not subordinated to the Notes, and events of default based on failure to make payments, bankruptcy, change of control, and acceleration of material indebtedness. In addition, the Notes were subordinated to the repayment in full of the loans under the Credit Agreement.

        On December 31, 2009, we repaid the notes to Milestone Associates, L.L.C. ($5,000,000 principal amount) and Amelia Jones Feinberg ($1,000,000 principal amount), along with all accrued interest due to said Note Holders through such date.

        On June 30, 2010, we repaid the notes to The Michele Pzena Family Trust, The Daniel Pzena Family Trust, The Aaron Pzena Family Trust, and The Eric Pzena Family Trust ($1,250,000 principal amount by each such trust), as well as The Pzena Family 1996 Irrevocable Trust ($5,000,000 principal amount), along with all accrued interest due to said Note Holders through such date.

Other Related Party Transactions

        Our operating company manages the personal funds of many of its employees, including our CEO and two Presidents, pursuant to investment management agreements in which it has waived its regular advisory fees. In addition, it manages the personal funds of some of its employees' family members at reduced advisory fee rates. In 2010, the aggregate value of the fees that we waived was approximately $193,663 with respect to accounts beneficially owned by a private fund in which certain of our executive officers invest.

Related Person Transaction Policy

        We have adopted a policy regarding the approval of any transaction, or series of transactions, in which we or any of our subsidiaries is a participant, the amount involved exceeds $120,000, and a "related person" (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person must promptly disclose to our General Counsel any "related person transaction" (defined as any transaction that is required to be disclosed under Item 404(a) of Regulation S-K in which we were, or are to be, a participant, and the amount involved exceeds $120,000, and in which any related person had, or will have, a direct or indirect material interest) and all material facts about the transaction. The General Counsel will then assess and promptly communicate that information to the Audit Committee of our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve such transaction, and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to the Audit Committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee has appointed KPMG LLP as our independent auditors for our fiscal year ending December 31, 2011. Stockholders are being asked to ratify this action of the Audit Committee. Our Board of Directors recommends that stockholders vote FOR the ratification of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2011.

        Representatives of Ernst & Young LLP, the Company's auditors for our fiscal year ended December 31, 2010, are expected to be present at the Annual Meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make a statement to the stockholders.

        On April 5, 2011, after a competitive proposal process, the Audit Committee approved the engagement of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending April 5, 2011. In connection with the selection of KPMG LLP on March 31, 2011, the Audit Committee decided not to renew the engagement of Ernst & Young LLP as the Company's independent registered public accounting firm.

        During the years ended December 31, 2010 and 2009 and for the period from January 1, 2011 to April 5, 2011, neither the Company nor anyone on its behalf has consulted with KPMG LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

        The reports of Ernst & Young LLP on the Company's consolidated financial statements for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended December 31, 2010 and 2009 and for the period from January 1, 2011 to April 5, 2011, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years.

        During the years ended December 31, 2010 and 2009 and for the period from January 1, 2011 to April 5, 2011, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

 Fees Paid to Independent Registered Public Accounting Firm

        Aggregate fees for professional services rendered to us by Ernst & Young LLP for the years ended December 31, 2010 and 2009 were as follows:

	For the Year Ended December 31,
	2010	2009
	(in thousands)
Audit Fees	$806	$812
Tax Fees	38	35
Other Fees	51	54

Total	$895	$901

        Audit fees for 2010 and 2009 were for professional services rendered for the audits of the consolidated financial statements of the Company and its subsidiaries, professional services rendered for quarterly reviews of the consolidated financial statements of the Company and its subsidiaries, and the audits of the Company's affiliated funds.

        Tax fees for 2010 and 2009 were for reviews of the Company's tax returns.

        Other fees for 2010 and 2009 related to other attestation services over the Company's investment performance.

Pre-Approval Policy

        The charter of our Audit Committee provides that the Audit Committee shall appoint our independent auditors and shall review and approve, in advance, our independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and all permitted non-audit engagements and relationships between us and our independent auditors. The charter of the Audit Committee further provides that audit and permitted non-audit services may be approved in advance: (i) by the Audit Committee, or by one or more members of the Audit Committee designated by the Audit Committee; or (ii) based on policies and procedures adopted by the Audit Committee, provided that (a) the policies and procedures are detailed as to the particular service, (b) the Audit Committee is informed of each service on a timely basis, (c) such policies and procedures do not include delegation of the Audit Committee's responsibilities to management, and (d) such policies and procedures are disclosed in our annual reports. To date, the Audit Committee has not adopted any policies and procedures relating to the pre-approval of audit and permitted non-audit services.

        Notwithstanding the foregoing requirement of the charter of the Audit Committee that audit and permitted non-audit services must be approved in advance, the charter of the Audit Committee provides that pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to us constitutes not more than 5% of the total revenues paid by us to our auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by us at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee. We refer to the foregoing as the "De Minimus Exception." None of the services listed above for 2010 and 2009 were approved pursuant to the De Minimus Exception.

 PROPOSAL 3: ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

        As required by Section 14A of the Exchange Act, the Company is providing stockholders with an advisory, non-binding vote on the executive compensation of its named executive officers. Accordingly, stockholders will vote on approval of the following resolution:

        RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, including the Compensation Discussion and Analysis section, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

        This vote is non-binding. The Board of Directors and Compensation Committee expect to take the outcome of the vote into account when considering future executive compensation decisions, to the extent they can determine the cause or causes of any significant negative voting results.

        As described in detail under the "Executive Compensation—Compensation Discussion and Analysis" section of this Proxy Statement, our executive compensation program is designed to achieve the Company's goals of attracting and retaining top-tier professionals within the investment management industry, linking their total compensation to individual, team, and Company performance, and aligning executives' interests with those of the Company's stockholders. We provide the following elements of compensation to our named executive officers:

  (i)
  cash compensation, consisting of a base salary;

  (ii)
  annual cash bonuses;

  (iii)
  mandatory deferred compensation;

  (iv)
  equity-based compensation and related distributions of earnings of our operating company; and

  (v)
  perquisites.

        Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure to better understand the compensation of our named executive officers.

        Our Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval of the above resolution.

 PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

        Under Section 14A of the Exchange Act, the Company is required to seek an advisory, non-binding stockholder vote on the frequency of submission to stockholders of the advisory vote on executive compensation at least once every six years. Stockholders have the opportunity to vote on whether this "say-on-pay" vote will occur once every year, every two years, every three years, or they may abstain from voting.

        This vote is non-binding. The Company's Board of Directors and Nominating and Corporate Governance Committee will review the voting results and expect to take the outcome of the vote into account when selecting the frequency of advisory votes on executive compensation.

        The Board of Directors and Nominating and Corporate Governance Committee understand that thoughtful analysis of executive compensation can be time-consuming for stockholders, and that it may be difficult to assess the impact of any changes to our compensation practices within a one or two-year period. Therefore the Board of Directors and Nominating and Corporate Governance Committee are recommending that stockholders vote for the option of once every three years as the frequency with which stockholders will have a "say-on-pay".

        Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, recommends that stockholders vote for the option of once every three years as the frequency with which stockholders will have an advisory, non-binding vote on executive compensation.

OTHER MATTERS

Other Matters to be Considered at the Annual Meeting

        The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting. Under the advance notice provisions of our by-laws, for business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice of the proposal and the proposal must be in proper written form. Our by-laws define what constitutes timely notice and what constitutes proper written form for a stockholder proposal. We have not received any stockholder proposals that comply with the requirements of our by-laws as they relate to stockholders' proposals and, accordingly, no stockholder proposals will be acted upon at the Annual Meeting. Should any other matters come before the meeting, the persons named in the accompanying proxy card are authorized to vote in their discretion on such matters.

Solicitation of Proxies

        We will bear the cost of solicitation of proxies from our stockholders. In addition to solicitation by mail, the directors and certain officers and employees of our Company may solicit proxies personally. These persons will receive no additional compensation for such services, but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock, and we will reimburse them for their reasonable out-of-pocket expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and NYSE reports of ownership on Form 3 and changes in ownership (including changes in ownership of derivative securities representing the right to acquire our securities) on Forms 4 and 5. Such executive officers, directors and greater than 10% shareholders are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

        Based on a review of such reports, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% shareholders were complied with in respect of our fiscal year ended December 31, 2010.

Stockholder Proposals for the Next Annual Meeting

        In order for a stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement relating to our next annual meeting of stockholders, it must be received by us at our office, 120 West 45th Street, 20th Floor, New York, New York 10036 (Attention: Corporate Secretary), no later than December 16, 2011.

        If a stockholder intends to present a proposal for consideration at our next annual meeting of stockholders outside the processes of Rule 14a-8, we must receive notice of such proposal at our office, 120 West 45th Street, 20th Floor, New York, New York 10036 (Attention: Corporate Secretary) no earlier than January 18, 2012 and no later than February 17, 2012, or such notice will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act and our by-laws, and our proxies will have discretionary voting authority with respect to such proposal, if it is presented at the annual meeting, without including information regarding such proposal in our proxy materials. Stockholders who intend to present a proposal for consideration at an annual meeting of stockholders outside the processes of Rule 14a-8 must comply with the requirements related thereto that are set forth in our by-laws.

        The deadlines above are calculated by reference to the mailing date of the proxy materials for this year's Annual Meeting and the date of this year's Annual Meeting. If the date of next year's annual meeting changes by more than 30 days (i.e., it is held earlier than April 17, 2012 or later than June 16, 2012), we will inform stockholders of such change, and the effect of such change on the deadlines given above, by including notice under Item 5 of Part II in our earliest possible Quarterly Report on Form 10-Q, or, if that is impracticable, by other means reasonably calculated to inform our stockholders of such change and the new deadlines.

Form 10-K of the Company

        A copy of our Annual Report to stockholders on Form 10-K for our fiscal year ended December 31, 2010 is enclosed with this Proxy Statement. The Form 10-K included with this Proxy Statement includes financial statements for our fiscal year ended December 31, 2010, but excludes exhibits. Our Form 10-K, which includes the financial statements and exhibits, is available on our website at www.pzena.com.

        We will provide, without charge, to any holder of our shares of common stock as of the Record Date, additional copies of our Form 10-K, including the financial statements, but excluding the exhibits, for our fiscal year ended December 31, 2010. Stockholders who wish to receive an additional copy of our Form 10-K should send their requests to us at 120 West 45th Street, 20th Floor, New York, New York 10036 (Attention: Corporate Secretary). Each such request should include a statement by the person making the request that he or she is a beneficial owner of shares of our common stock as of the Record Date.

 Householding Information

        The SEC permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This process, which is commonly referred to as "householding," is intended to reduce the volume of duplicate information stockholders receive and also reduce expenses for companies. While we do not utilize householding, some intermediaries may be householding our proxy materials and our annual reports. Once you have received notice from your broker or another intermediary that they will be householding materials to your address, householding will continue until you are notified otherwise, or until you revoke your consent. If you hold your shares through an intermediary that sent a single copy of this Proxy Statement and a single copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2010 to multiple stockholders in your household, we will promptly deliver a separate copy of each of these documents to you if you send a written request to us at our principal executive offices located at 120 West 45th Street, 20th Floor, New York, New York 10036 (Attention: Corporate Secretary), or call us at (212) 355-1600. If you hold your shares through an intermediary that is utilizing householding and you want to receive separate copies of our annual report and proxy statement in the future, you should contact your bank, broker or other nominee record holder.

By order of the Board of Directors,

Joan F. Berger Corporate Secretary

New York, New York
April 15, 2011

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, HOLDERS OF COMMON STOCK ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

014475 PZENA INVESTMENT MANAGEMENT, INC. 120 West 45th Street, 20th Floor New York, New York 10036 This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Pzena Investment Management, Inc. on May 17, 2011. The shares of stock you hold as of the close of business on March 24, 2011 will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" Proposals 1, 2 and 3 and THREE YEARS for Proposal 4, and otherwise in accordance with the best judgment of the proxy holder. By signing the proxy, you revoke all prior proxies related to the Annual Meeting of Stockholders and appoint Joan F. Berger and Michelle C. Houck and each of them (with full power to act without the other and with full power of substitution) as proxies to attend the Annual Meeting of Stockholders on May 17, 2011, and any postponements and adjournments thereof, to vote and act for you on all matters listed on the reverse side hereof, which are set forth in detail in the accompanying proxy statement. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF PZENA INVESTMENT MANAGEMENT, INC. May 17, 2011 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and proxy statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available at http://www.pzena.com/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Proposal 1 - Election of Directors O Richard S. Pzena O John P. Goetz O William L. Lipsey O Steven M. Galbraith O Joel M. Greenblatt O Richard P. Meyerowich O Ronald W. Tysoe Proposal 2 - Ratification of Independent Auditors Ratify the appointment of KPMG LLP as independent auditors for our Company for our fiscal year ending December 31, 2011. Proposal 3 - Advisory Vote Approving Executive Compensation Vote on an advisory basis to approve the compensation of our Company’s named executive officers. Proposal 4 - Advisory Vote on the Frequency of the Advisory Vote Approving Executive Compensation Vote on an advisory basis on the frequency of submission to stockholders of the advisory vote on executive compensation. When properly signed, dated and returned, this proxy will be voted in accordance with the choices specified herein. If no choice is specified, this proxy will be voted "FOR" Proposals 1, 2 and 3 and THREE YEARS for Proposal 4. The proxies are authorized to vote in their discretion on such other matters that may properly come before the Annual Meeting and any adjournments and postponements thereof. YOUR VOTE IS IMPORTANT FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and THREE YEARS for Proposal 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20730304000000001000 0 051711 I plan to attend the meeting 2 years 3 years ABSTAIN 1 year FOR AGAINST ABSTAIN